UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2017

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Storgatan 23C, 11455, Stockholm, Sweden

(Address of principal executive offices, including Zip Code)

+46 (0) 8 667 17 17

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 27, 2017, Neonode Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The NASDAQ Stock Market (“NASDAQ”) indicating that, for the last 30 consecutive business days, the bid price for the Company’s common stock has closed below the minimum $1.00 per share requirement for continued listing on the Nasdaq Capital Market under NASDAQ Rule 5550(a)(2).

In accordance with NASDAQ Rule 5810(c)(3)(A), the Company has 180 calendar days, or until June 25, 2018, to regain compliance with the minimum $1.00 price per share requirement. To regain compliance, the bid price of the Company’s common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days before June 25, 2018.

The NASDAQ notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

If on June 25, 2018, if the Company meets the Nasdaq Capital Market listing criteria set forth in NASDAQ Rule 5505, except for the minimum bid price requirement, the Company may be provided with an additional 180 calendar day compliance period to demonstrate compliance. If the Company is not eligible for an additional compliance period at that time, NASDAQ will provide the Company with written notification that its common stock will be delisted. Upon such notice, the Company may appeal the NASDAQ Staff’s determination to a Nasdaq Listing Qualifications Panel pursuant to the procedures set forth in the applicable NASDAQ Rules.

The Company intends to actively monitor the bid price for its common stock and will consider available options, including a reverse stock split, to resolve the deficiency and regain compliance with the minimum bid price requirement.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K, as amended, (the “Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include, but are not limited to statements relating to expectations, future performance, and future events, including the ability of the Company to maintain the listing of its common stock on the Nasdaq Stock Market. These statements are based on current assumptions, expectations, and information available to the Company’s management and involve a number of known and unknown risks, uncertainties, and other factors. Although the Company believes that the forward-looking statements contained in this Report are reasonable, it can give no assurance that its expectations will be fulfilled. Except as required by law, the Company undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE INC.

Date: December 29, 2017	By:	/s/ Lars Lindqvist
	Name:	Lars Lindqvist
	Title:	Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary

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